                                                                          [LOGO]


                                              Semi-Annual Report to Shareholders
                                               Advantus Mortgage Securities Fund


                                                                  March 31, 1998

ADVANTUS MORTGAGE SECURITIES FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

SHAREHOLDER SERVICES                         18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

Investors experienced a positive financial environment with moderate economic growth and low inflation throughout the six-month reporting period. Fears of inflation in our economy have dissipated as negative economic events in Asia unfolded and took on global implications earlier in the reporting period.

The "Asian Flu" severely affected several Far Eastern currencies and stock markets, leaving a trail of bankruptcies, uncertainties, and fears in its wake. In fact, a "flight to quality" poured assets into U.S. markets, particularly the bond market, which is a popular destination for investors during periodic flights to quality.

Broadly speaking, both equity and fixed income securities have demonstrated notable results this reporting period. Indices, such as the S&P 500,* which returned 16.3 percent at the end of the six-month period; and the Lehman Brothers Government Corporate Bond Index,** which returned 4.8 percent for the same period, reflected the GENERAL strength of the equity and fixed income markets respectively.

As investors, we all enjoy "market watching." We have witnessed the financial markets change, sometimes significantly, because of actual events or because of mere perceptions in those markets. Keeping a long-range view of investing is important because it smoothes out the highs and lows. We believe that investors derive the greatest benefit by maintaining a long-range perspective on investing.

The investment professionals at Advantus Capital Management continue to put their money management expertise to work on your behalf. We appreciate your continued participation in the Advantus Funds and urge you to maintain a long-term investment perspective.

Sincerely,

/s/ Robert E. Hunstad
Robert E. Hunstad, President
Advantus Funds

 *The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials, and 65 utilities.

**The Lehman Brothers Government Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt.

ADVANTUS MORTGAGE SECURITIES FUND
PERFORMANCE UPDATE

[PHOTO]
KENT WEBER, CFA
PORTFOLIO UPDATE
The Advantus Mortgage Securities Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk.
The Fund hopes to achieve its income
objective by investing primarily in a
diversified portfolio of mortgage-related securities.
  -Dividends declared daily and paid monthly.
  -Capital gains distributions paid annually.

PERFORMANCE

The performance of your Advantus Mortgage Securities Fund for the six month period ended March 31, 1998 was as follows for the three classes of shares currently outstanding:

          Class A.............  4.0 percent*
          Class B.............  3.6 percent*
          Class C.............  3.6 percent*

The Fund's benchmark index, the Lehman Brothers Mortgage-Backed Securities Index,** returned 4.0 percent for the same period.

In prior reporting periods, the Lehman Brothers GNMA Index+ was used as the Fund's benchmark. The current benchmark, the Lehman Brothers Mortgage-Backed Securities Index,** better fits our stated investment objective than did the Lehman Brothers GNMA Index.+

PORTFOLIO ANALYSIS

Broadly speaking, the mortgage market put in another good performance by outperforming duration-matched Treasuries over the past six months. A relatively benign interest rate environment steadily improved credit fundamentals and helped to propel the mortgage market forward. Never the less, with interest rates moving lower throughout the reporting period, the mortgage market has seen a steady increase in prepayment activity. As a result of these conditions, the duration of the mortgage market has shortened from 3.2 years to 2.5 years, which truly makes the mortgage market a low duration asset class.

The Fund's duration was held 10 percent longer than the index throughout the reporting period. This benefited the Fund, as interest rates fell by about .4 percent, thus adding some price appreciation on top of healthy income.

We are always watchful of prepayment risk. Prepayment concerns escalated as interest rates moved lower. Our stance grew more cautious as we moved to protect the Fund from the eye of the prepayment storm by reducing our exposure to securities most likely to experience high refinancing activities.

Throughout the period, we held mortgages that we felt rewarded us for the amount of risk (prepayment, credit, etc.) we incurred. When interest rates began moving lower, the following strategies were put in place:
  -Reduced exposure to mortgages with high loan rates.
  -Development of a more broadly diversified portfolio to avoid reliance on or exposure to any one sector of the mortgage market.
      -Increased allocation of commercial mortgage-backed securities.
      -Increased holdings in non-agency, investment-grade securities. (Investment-grade securities are those rated BBB and above.)

                                                               ADVANTUS MORTGAGE
                                                                 SECURITIES FUND
                                                                  MARCH 31, 1998

Fortunately, not all mortgage securities are created equally and investors are doing a better job this time around of not judging a book by its cover (vs. 1993 generational lows in rates). The market has matured to a point where it now sees prepayments more like stock earnings with respect to meeting--or not meeting--expectations on how the price should move.

The Asian currency situation has elicited some secondary effects in the mortgage market. It has put downward pressure on domestic and global interest rates and inflation, which have rekindled the topic of refinancing while simultaneously stimulating domestic growth.

OUTLOOK

We see the Fund's position as well situated. It is broadly diversified, utilizing numerous sectors of the mortgage market to add value. We are also ready to handle an inherent increase in volatility that occurs due to the low interest rate levels. We continue to favor high quality securities from both a credit and cash flow perspective. Some predictability is comforting.

There may be opportunity for some price appreciation on top of coupon income, which could lead to mid to high single digit returns for 1998. We anticipate that the overall market will likely experience consistent growth and mild inflation, which sets the stage for a fixed-income friendly year. Although we are in the late innings of the recovery that started in 1991, we see no recession looming.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).
+The Lehman Brothers GNMA Index includes 15 and 30 year fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

ADVANTUS MORTGAGE
SECURITIES FUND
MARCH 31, 1998

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
            $10,000 INVESTMENT IN ADVANTUS MORTGAGE SECURITIES FUND,
                 LEHMAN BROTHER'S GNMA INDEX, LEHMAN BROTHER'S
           MORTGAGE-BACKED SECURITIES INDEX, AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Mortgage Securities Fund compared to the Lehman Brother's GNMA Index, the Lehman Brother's Mortgage-Backed Securities Index, and the Consumer Price Index. The four lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1988 through March 31, 1998. The four lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares (August 19, 1994 and March 1, 1995, respectively) through March 31, 1998.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
return:
One year                         5.9%
Five year                        5.5%
Ten year                         8.0%
                                                                      Lehman Brother's
                                        Lehman Brother's               Mortgage-Backed
                              Class A         GNMA Index        CPI   Securities Index
3/31/88                       $10,000            $10,000    $10,000            $10,000
10/31/88                      $10,081            $10,648    $10,686            $10,635
10/31/89                      $11,072            $11,863    $11,175            $11,825
10/31/90                      $11,782            $12,847    $11,879            $12,826
10/31/91                      $13,669            $15,042    $12,226            $14,995
10/31/92                      $14,789            $16,365    $12,618            $16,218
10/31/93                      $16,478            $17,604    $12,956            $17,498
9/30/94                       $15,763            $17,489    $13,348            $17,219
9/30/95                       $17,896            $19,951    $13,642            $19,547
9/30/96                       $18,759            $21,123    $14,052            $20,681
9/30/97                       $20,704            $23,291    $14,363            $22,756
3/31/98                       $21,529            $24,204    $14,426            $23,676

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
return:
One year                          5.8%
Since inception (8/19/94)         7.5%
                                         Lehman Brother's              Lehman Brother's Mortgage-
                               Class B         GNMA Index         CPI     Backed Securities Index
8/19/94                       $ 10,000           $ 10,000    $ 10,000                     $10,000
9/30/94                          9,928              9,874      10,067                       9,874
9/30/95                         10,742             11,264      10,289                      11,209
9/30/96                         11,297             11,926      10,598                      11,859
9/30/97                         12,521             13,150      10,833                      13,049
3/31/98                         12,980             13,665      10,880                      13,576

                                                               ADVANTUS MORTGAGE
                                                                 SECURITIES FUND
                                                                  MARCH 31, 1998

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
return:
One year                        10.7%
Since inception (3/1/95)         8.2%
                                        Lehman Brother's             Lehman Brother's Mortgage-
                              Class C         GNMA Index        CPI     Backed Securities Index
3/1/95                        $10,000           $ 10,000    $10,000                    $ 10,000
9/30/95                        10,791             10,817     10,146                      10,793
9/30/96                        11,230             11,452     10,450                      11,419
9/30/97                        12,314             12,628     10,682                      12,565
3/31/98                        12,757             13,123     10,728                      13,073

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS MORTGAGE
SECURITIES FUND
MARCH 31, 1998

               PRUDENT SECTOR DIVERSIFICATION

                  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   Cash and
                   Other
                   Assets/
                   Liabilities       1.7%
                   FNMA              3.5%
                   FHLMC             4.1%
                   GNMA             29.9%
                   Vendee
                   Mortgage
                   Trust             8.6%
                   Mortgage-
                   Backed
                   Securities       50.8%
                   Preferred
                   Stock             1.4%

  HIGH QUALITY ASSETS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   1.7%
Preferred Stock                      1.4%
AAA Rated                           64.3%
AA Rated                             9.5%
A Rated                             12.7%
BBB Rated                           10.4%

    SOLID LIQUIDITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   1.7%
Preferred Stock                      1.4%
Private 144A Issues                  8.6%
Public Issues                       88.3%

ADVANTUS MORTGAGE SECURITIES FUND
INVESTMENTS IN SECURITIES

MARCH 31, 1998

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
----------                                                                        -------------
LONG-TERM DEBT SECURITIES (96.9%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (46.1%)
    Federal Home Loan Mortgage Corporation (FHLMC) (4.1%)
$  750,000   (d)..............................................   7.00%  04/15/28   $   758,555
   585,524   .................................................   6.50%  12/01/23       584,411
   364,968   .................................................   7.00%  12/01/22       371,563
                                                                                  -------------
                                                                                     1,714,529
                                                                                  -------------
    Federal National Mortgage Association (FNMA) (3.5%)
   788,035   .................................................   6.50%  01/01/14       788,515
   750,000   .................................................   5.00%  05/25/22       704,250
                                                                                  -------------
                                                                                     1,492,765
                                                                                  -------------
    Government National Mortgage Association (GNMA) (29.9%)
   505,256   .................................................   7.00%  09/15/16       513,172
   110,714   .................................................   7.00%  09/15/16       112,449
   313,735   .................................................   7.00%  12/15/16       318,650
    78,592   .................................................   7.00%  02/15/17        79,795
   290,542   .................................................   7.00%  04/15/17       294,990
   350,286   .................................................   7.00%  04/15/17       355,649
   275,566   .................................................   7.00%  04/15/17       279,785
   307,570   .................................................   7.00%  05/15/17       312,279
   208,071   .................................................   7.00%  05/15/17       211,257
   369,610   .................................................   7.00%  10/15/17       375,268
   383,093   .................................................   7.00%  10/15/17       388,958
    35,558   .................................................   7.00%  09/15/26        35,931
   769,309   .................................................   7.00%  08/15/27       777,156
   349,087   .................................................   7.00%  02/01/28       352,588
   494,522   .................................................   7.00%  02/15/28       499,482
   985,182   .................................................   7.50%  12/20/17     1,021,544
   594,000   .................................................   7.50%  09/15/27       609,236
   242,893   .................................................   7.50%  11/15/27       249,123
   495,848   .................................................   7.50%  11/30/27       508,631
   279,854   .................................................   8.00%  12/15/15       292,310
   536,621   .................................................   8.00%  03/15/16       560,393
   243,892   .................................................   8.00%  07/15/16       254,696
   122,009   (d)..............................................   8.00%  12/01/16       126,661
   370,808   .................................................   8.50%  04/20/17       390,097
   303,653   .................................................   8.50%  05/20/17       319,449
   631,537   .................................................   8.50%  05/20/17       664,389
   687,606   .................................................   7.00%  02/15/28       694,502
   737,519   .................................................   7.50%  12/01/27       756,436
   399,053   .................................................   7.50%  01/15/28       409,257
   781,981   Project Loan.....................................   8.00%  05/01/17       830,855
                                                                                  -------------
                                                                                    12,594,988
                                                                                  -------------

              See accompanying notes to investments in securities.

ADVANTUS MORTGAGE SECURITIES FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
----------                                                                        -------------
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS--CONTINUED
    Vendee Mortgage Trust (8.6%)
$  647,585   Vendee (c).......................................   7.21%  02/15/25   $   667,229
   876,028   Vendee (c).......................................   7.79%  02/15/25       918,187
 1,000,000   Vendee (c).......................................   8.00%  07/15/18     1,043,125
   950,310   Vendee (c).......................................   8.29%  12/15/26     1,014,931
                                                                                  -------------
                                                                                     3,643,472
                                                                                  -------------
             Total U.S. government and agencies obligations (cost:
              $18,959,401)......................................................    19,445,754
                                                                                  -------------
  OTHER MORTGAGE-BACKED SECURITIES (50.8%)
    Asset-Backed Securities (1.8%)
   725,859   Tryon Mortgage Funding...........................   7.75%  12/20/09       741,500
                                                                                  -------------
    Collateralized Mortgage Obligations/Mortgage Revenue Bonds (38.4%)
   526,482   American Housing Trust...........................   8.13%  06/25/18       541,602
   523,752   Banco Hipotecario Nacional-144A Issue (b)(e).....   7.92%  07/25/09       515,896
   500,000   Bear Stearns Mortgage Securities, Inc............   6.75%  01/30/28       492,187
   736,246   Bear Stearns Mortgage Securities, Inc............   8.00%  11/25/29       767,536
 1,100,000   California Housing Finance Agency................   7.76%  08/01/25     1,130,250
   750,000   California Housing Finance Agency................   8.16%  02/01/28       787,500
   546,028   Collateralized Mortgage Trust....................   5.00%  07/01/18       525,689
 1,150,000   CSFB Finance Company-144A Issue (e)..............   7.18%  11/15/05     1,145,687
   619,555   GE Capital Mortgage Securities...................   6.00%  04/25/09       600,832
   336,051   GE Capital Mortgage Securities...................   6.00%  11/25/08       326,420
   500,000   GE Capital Mortgage Securities...................   6.50%  12/25/23       482,110
   653,993   International Capital Markets Acceptance                                  667,072
              Corp.-144A Issue (e)............................   8.25%  09/01/15
 1,028,000   Lehman Brothers Grantor Trust....................   7.00%  12/01/22     1,032,497
   500,000   Louisiana Housing Finance Agency.................   6.38%  12/01/23       496,818
   889,478   Morgan Stanley Capital-144A Issue (e)............   6.98%  03/01/26       881,139
   619,235   Norwest Mortgage Inc.............................   7.50%  12/25/26       625,607
 1,190,779   Paine Webber Mortgage Acceptance Corporation.....   6.93%  02/25/24     1,197,591
 1,000,000   Pennsylvania Housing Finance.....................   7.41%  10/01/17     1,018,810
   827,993   Prudential Home Mortgage Securities..............   6.05%  04/25/24       808,846
   490,220   Prudential Home Mortgage Securities..............   8.00%  06/25/22       550,272
   400,859   Prudential Home Mortgage Securities-144A Issue                            402,394
              (e).............................................   7.50%  08/25/07
   446,451   Santa Barbara Funding II.........................   5.00%  03/20/18       427,798
   773,404   Wyoming Community Development....................   6.85%  06/01/10       775,338
                                                                                  -------------
                                                                                    16,199,891
                                                                                  -------------
    Commercial Mortgage-Backed Securities (10.6%)
   375,000   City of Billings.................................   6.56%  10/01/06       384,562
   570,000   Los Angeles Housing Authority....................   6.75%  11/01/03       570,217
   900,000   Massachusetts Industrial Financial...............   7.10%  02/01/10       902,235
   888,000   Pleasant Hill Revenue Bond.......................   7.95%  09/20/15       956,702

              See accompanying notes to investments in securities.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
----------                                                                        -------------
  OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$1,645,392   Rosewood Care Center.............................   7.25%  11/01/13   $ 1,676,121
                                                                                  -------------
                                                                                     4,489,837
                                                                                  -------------
             Total other mortgage-backed securities (cost: $20,929,054).........    21,431,228
                                                                                  -------------
             Total long-term debt securities (cost: $39,888,455)................    40,876,982
                                                                                  -------------

  SHARES
----------
PREFERRED STOCK (1.4%)
  FINANCIAL (1.4%)
    Real Estate Investment Trust (1.4%)
    11,000   Duke Realty Investments, Inc.-7.99%..............       574,750
                                                                -------------
             Total preferred stock (cost: $550,000)...........       574,750
                                                                -------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (1.7%)
$  300,000   Bellsouth Telecommunications CP..................   5.59%  04/07/98       299,672
   210,000   General Mills Incorporated CP....................   5.60%  04/09/98       209,707
   155,000   Madison Gas & Electric CP........................   5.64%  04/13/98       154,691
    55,000   US Treasury Bill.................................   5.17%  06/25/98        54,343
                                                                                  -------------
             Total short-term securities (cost: $718,526).......................       718,413
                                                                                  -------------
             Total investments in securities (cost: $41,156,981) (f)............   $42,170,145
                                                                                  -------------
                                                                                  -------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 1.2% of the net assets in foreign securities as of March 31, 1998.
(c) Represents a debt secutity with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at March 31, 1998.
(d) At March 31, 1998 the total cost of investments issued on a when-issued or forward commitment basis is $882,708.
(e) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at March 31, 1998, which includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY:                                   DATE          COST
---------------------------------------  -----------   -----------
CSFB Finance Company 144A Issue........    various     $ 1,145,969
International Capital Markets             01/09/95         618,840
  Acceptance Corporation 144A Issue....
Morgan Stanley Capital 144A Issue......    various         850,378
Banco Hipotecario Nacional 144A           04/30/97         523,752
  Issue................................
Prudential Home Mortgage Securities       10/01/96         392,216
  144A Issue...........................
                                                       -----------
                                                       $ 3,531,155
                                                       -----------
                                                       -----------

(f) At March 31, 1998 the cost of securities for federal income tax purposes was $41,158,456. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $1,044,065
Gross unrealized depreciation..........     (32,376)
                                         ----------
Net unrealized appreciation............  $1,011,689
                                         ----------
                                         ----------

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998
(UNAUDITED)

                       ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing
 (identified cost: $41,156,981)........  $42,170,145
Cash in bank on demand deposit.........      430,849
Receivable for Fund shares sold........      114,060
Receivable for investment securities
 sold..................................    2,150,076
Accrued interest receivable............      338,203
                                         -----------
    Total assets.......................   45,203,333
                                         -----------
                    LIABILITIES
Payable for investment securities
 purchased.............................    2,833,673
Payable for Fund shares redeemed.......       90,461
Payable to Adviser.....................      105,795
                                         -----------
    Total liabilities..................    3,029,929
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $42,173,404
                                         -----------
                                         -----------
Represented by:
  Capital stock--authorized 10 billion
   shares (Class A--2 billion shares,
   Class B--2 billion shares, Class
   C--2 billion shares and 4 billion
   shares unallocated) of $.01 par
   value (note 1)......................  $    39,662
  Additional paid-in capital...........   41,957,486
  Undistributed net investment
   income..............................       33,167
  Accumulated net realized losses from
   investments.........................     (870,075)
  Unrealized appreciation on
   investments.........................    1,013,164
                                         -----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $42,173,404
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class A shares........................  $31,271,359
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class B shares........................  $ 7,932,712
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class C shares........................  $ 2,969,333
                                         -----------
                                         -----------
Shares outstanding and net asset value
 per share:
  Class A--Shares outstanding
   2,941,837...........................  $     10.63
                                         -----------
                                         -----------
  Class B--Shares outstanding
   745,154.............................  $     10.65
                                         -----------
                                         -----------
  Class C--Shares outstanding
   279,187.............................  $     10.64
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                         STATEMENT OF OPERATIONS
                                   FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998
                                                                     (UNAUDITED)

Investment income:
  Interest.............................  $1,381,965
  Dividends............................      21,972
                                         ----------
      Total investment income..........   1,403,937
                                         ----------
Expenses (note 4):
  Investment advisory fee..............     112,939
  Distribution fees--Class A...........      44,776
  Distribution fees--Class B...........      34,975
  Distribution fees--Class C...........      12,186
  Administrative services fee..........      21,800
  Custodian fees.......................       4,817
  Auditing and accounting services.....      12,225
  Legal fees...........................       4,233
  Directors' fees......................         256
  Registration fees....................      17,120
  Printing and shareholder reports.....      16,584
  Insurance............................       2,509
  Other................................       3,820
                                         ----------
      Total expenses...................     288,240
Less fees and expenses waived or
 absorbed:
  Class A distribution fees............      (7,463)
  Other fund expenses..................     (58,812)
                                         ----------
      Total fees and expenses waived or
      absorbed.........................     (66,275)
                                         ----------
      Total net expenses...............     221,965
                                         ----------
      Investment income--net...........   1,181,972
                                         ----------
Realized and unrealized gains on
 investments:
  Net realized gains on investments
   (note 3)............................     184,079
  Net change in unrealized appreciation
   or depreciation on investments......     118,396
                                         ----------
      Net gains on investments.........     302,475
                                         ----------
Net increase in net assets resulting
 from operations.......................  $1,484,447
                                         ----------
                                         ----------

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998
AND THE YEAR ENDED SEPTEMBER 30, 1997
(UNAUDITED)

                                            1998         1997
                                         -----------  -----------
Operations:
  Investment income--net...............  $ 1,181,972  $ 1,972,236
  Net realized gains on investments....      184,079      148,640
  Net change in unrealized appreciation
   or depreciation on investments......      118,396      791,063
                                         -----------  -----------
      Increase in net assets resulting
       from operations.................    1,484,447    2,911,939
                                         -----------  -----------
Distributions to shareholders from
 investment income--net:
  Class A..............................     (916,656)  (1,630,387)
  Class B..............................     (189,115)    (289,700)
  Class C..............................      (66,479)     (93,478)
                                         -----------  -----------
      Total distributions..............   (1,172,250)  (2,013,565)
                                         -----------  -----------
Capital share transactions (notes 4 and
 5):
  Proceeds from sales:
    Class A............................    5,462,844    8,672,015
    Class B............................    2,866,711    3,147,537
    Class C............................    1,777,164    1,651,549
  Proceeds from issuance of shares as a
   result of reinvested dividends:
    Class A............................      591,960    1,164,456
    Class B............................      149,651      228,846
    Class C............................       56,470       78,808
  Payments for redemption of shares:
    Class A............................   (3,114,773)  (6,201,994)
    Class B............................   (1,215,366)    (760,150)
    Class C............................   (1,069,462)    (729,285)
                                         -----------  -----------
      Increase in net assets from
       capital share transactions......    5,505,199    7,251,782
                                         -----------  -----------
      Total increase in net assets.....    5,817,396    8,150,156
Net assets at beginning of period......   36,356,008   28,205,852
                                         -----------  -----------
Net assets at end of period (including
 undistributed net investment income of
 $33,167 and $23,445, respectively)....  $42,173,404  $36,356,008
                                         -----------  -----------
                                         -----------  -----------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 1998
                                                                     (UNAUDITED)

(1) ORGANIZATION
    The Advantus Mortgage Securities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) are subject to market fluctuations. As of March 31, 1998, the Fund had entered into outstanding when-issued or forward commitments of $882,708. The Fund has segregated assets, with the Fund's custodian, to cover such when-issued and forward commitment transactions.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $1,054,154 which, if not offset by subsequent capital gains, will expire September 30, 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 1998, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $32,009,099 and $25,303,174, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent, The Minnesota Mutual Life Insurance Company (Minnesota Mutual), parent of MIMLIC Management. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .575 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED) assets of Class A shares. The Class B and Class C Plans provide for a fee up to
1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .25 percent. Ascend waived Class A distribution fees in the amount of $7,463 for the period ended March 31, 1998.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,700 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1998, the administrative services fee was $3,600 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended March 31, 1998, Advantus Capital voluntarily agreed to absorb $58,812 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $154,005.

    As of March 31, 1998, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned 623,046 Class A shares which represents 21.2 percent of the total outstanding Class A shares.

    During the period ended March 31, 1998, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,233.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1997 to March 31, 1998 and the year ended September 30, 1997 were as follows:

                                                        CLASS A                 CLASS B                CLASS C
                                                 ----------------------  ---------------------  ---------------------
                                                    1998        1997        1998       1997        1998       1997
                                                 ----------  ----------  ----------  ---------  ----------  ---------
Sold...........................................     512,604     841,660     269,486    296,289     166,597    159,102
Issued for reinvested distributions............      55,668     112,100      14,047     22,005       5,319      7,526
Redeemed.......................................    (290,924)   (605,665)   (114,139)   (72,194)   (100,108)   (70,547)
                                                 ----------  ----------  ----------  ---------  ----------  ---------
                                                    277,348     348,095     169,394    246,100      71,808     96,081
                                                 ----------  ----------  ----------  ---------  ----------  ---------
                                                 ----------  ----------  ----------  ---------  ----------  ---------

(6) RESTRICTED SECURITIES
    At March 31, 1998, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted securities). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at March 31, 1998 was $3,612,188 which represents 8.6% of net assets.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                              CLASS A
                                          --------------------------------------------------------------------------------
                                          PERIOD FROM                                         PERIOD FROM
                                           OCTOBER 1,                                         NOVEMBER 1,
                                            1997 TO          YEAR ENDED SEPTEMBER 30,           1993 TO        YEAR ENDED
                                           MARCH 31,     ---------------------------------   SEPTEMBER 30,    OCTOBER 31,
                                              1998         1997        1996       1995(a)       1994(b)           1993
                                          ------------   ---------   ---------   ---------   --------------   ------------
Net asset value, beginning of period....     $ 10.54     $   10.23   $   10.36   $    9.70       $ 11.06         $ 10.94
                                          ------------   ---------   ---------   ---------       -------      ------------
Income from investment operations:
  Net investment income.................         .33           .70         .62         .62           .53             .63
  Net gains or losses on securities
    (both realized and unrealized)......         .09           .33        (.13)        .65          (.99)            .55
                                          ------------   ---------   ---------   ---------       -------      ------------
      Total from investment
        operations......................         .42          1.03         .49        1.27          (.46)           1.18
                                          ------------   ---------   ---------   ---------       -------      ------------
Less distributions:
  Dividends from net investment
    income..............................        (.33)         (.72)       (.62)       (.61)         (.53)           (.63)
  Distributions from capital gains......          --            --          --          --          (.37)           (.43)
                                          ------------   ---------   ---------   ---------       -------      ------------
      Total distributions...............        (.33)         (.72)       (.62)       (.61)         (.90)          (1.06)
                                          ------------   ---------   ---------   ---------       -------      ------------
Net asset value, end of period..........     $ 10.63     $   10.54   $   10.23   $   10.36       $  9.70         $ 11.06
                                          ------------   ---------   ---------   ---------       -------      ------------
                                          ------------   ---------   ---------   ---------       -------      ------------
Total return (d)........................         4.0%         10.4%        4.8%       13.5%         (4.3)%          11.4%
Net assets, end of period (in
  thousands)............................     $31,271     $  28,089   $  23,692   $  25,317       $27,105         $27,073
Ratio of expenses to average daily net
  assets (e)............................         .95%(f)       .95%       1.26%       1.29%         1.24%(f)        1.17%
Ratio of net investment income to
  average daily net assets (e)..........        6.19%(f)      6.77%       6.05%       6.23%         5.73%(f)        5.77%
Portfolio turnover rate (excluding
  short-term securities)................        66.7%         85.1%      125.2%      203.7%        236.2%          135.0%

----------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c)  Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For period less than one year, total returns presented are not annualized.
(e) The Fund's Adviser and Distributor voluntarily waived or absorbed $66,275, $121,780, $35,718, $36,128, $43,505 and $34,773 in expenses for the period ended March 31, 1998, the years ended September 30, 1997, 1996 and 1995, the period ended September 30, 1994 and the year ended October 31, 1993, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.30%, 1.37%, 1.40%, 1.42%, 1.41% and 1.31%, respectively, and the ratio of net investment income to average daily net assets would have been 5.84%, 6.35%, 5.91%, 6.10%, 5.56% and 5.63%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.00%, 2.07%, 2.09% and 2.11%, and the ratio of net investment income to average daily net assets would have been 5.17%, 5.71%, 5.30% and 5.26% for the period ended March 31, 1998, and the years ended September 30, 1997, 1996 and 1995, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.00%, 2.07%, 2.08% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.22%, 5.74%, 5.32% and 5.20% for the period ended March 31, 1998 and the years ended September 30, 1997, 1996 and the period ended September 30, 1995, respectively.
(f)  Adjusted to an annual basis.
(g) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                                      CLASS B                                  CLASS C
                                          ----------------------------------------------------------------   ------------
                                          PERIOD FROM                                        PERIOD FROM     PERIOD FROM
                                           OCTOBER 1,                                         AUGUST 19,      OCTOBER 1,
                                            1997 TO          YEAR ENDED SEPTEMBER 30,         1994(c) TO       1997 TO
                                           MARCH 31,     --------------------------------   SEPTEMBER 30,     MARCH 31,
                                              1998         1997        1996      1995(a)         1994            1998
                                          ------------   ---------   ---------   --------   --------------   ------------
Net asset value, beginning of period....     $10.56      $   10.24   $   10.37    $ 9.70         $9.83          $10.55
                                             ------      ---------   ---------   --------        -----          ------
Income from investment operations:
  Net investment income.................        .29            .63         .54       .53           .06             .29
  Net gains or losses on securities
    (both realized and unrealized)......        .09            .33        (.13)      .67          (.13)            .09
                                             ------      ---------   ---------   --------        -----          ------
      Total from investment
        operations......................        .38            .96         .41      1.20          (.07)            .38
                                             ------      ---------   ---------   --------        -----          ------
Less distributions:
  Dividends from net investment
    income..............................       (.29)          (.64)       (.54)     (.53)         (.06)           (.29)
  Distributions from capital gains......         --             --          --        --            --              --
                                             ------      ---------   ---------   --------        -----          ------
      Total distributions...............       (.29)          (.64)       (.54)     (.53)         (.06)           (.29)
                                             ------      ---------   ---------   --------        -----          ------
Net asset value, end of period..........     $10.65      $   10.56   $   10.24    $10.37         $9.70          $10.64
                                             ------      ---------   ---------   --------        -----          ------
                                             ------      ---------   ---------   --------        -----          ------
Total return (d)........................        3.6%           9.7%        4.1%     12.7%          (.7)%           3.6%
Net assets, end of period (in
  thousands)............................     $7,933      $   6,079   $   3,375    $1,084         $  60          $2,969
Ratio of expenses to average daily net
  assets (e)............................       1.70%(f)       1.70%       2.01%     2.05%          .28%(g)        1.70%(f)
Ratio of net investment income to
  average daily net assets (e)..........       5.47%(f)       6.08%       5.38%     5.32%          .60%(g)        5.52%(f)
Portfolio turnover rate (excluding
  short-term securities)................       66.7%          85.1%      125.2%    203.7%        236.2%           66.7%


                                                                             PERIOD FROM
                                                                               MARCH 1,
                                             YEAR ENDED SEPTEMBER 30,         1995(c) TO
                                          -------------------------------   SEPTEMBER 30,
                                               1997             1996             1995
                                          --------------   --------------   --------------
Net asset value, beginning of period....      $10.23           $10.37           $ 9.90
                                              ------           ------           ------
Income from investment operations:
  Net investment income.................         .63              .54              .31
  Net gains or losses on securities
    (both realized and unrealized)......         .33             (.14)             .47
                                              ------           ------           ------
      Total from investment
        operations......................         .96              .40              .78
                                              ------           ------           ------
Less distributions:
  Dividends from net investment
    income..............................        (.64)            (.54)            (.31)
  Distributions from capital gains......          --               --               --
                                              ------           ------           ------
      Total distributions...............        (.64)            (.54)            (.31)
                                              ------           ------           ------
Net asset value, end of period..........      $10.55           $10.23           $10.37
                                              ------           ------           ------
                                              ------           ------           ------
Total return (d)........................         9.7%             4.1%             7.9%
Net assets, end of period (in
  thousands)............................      $2,187           $1,139           $  321
Ratio of expenses to average daily net
  assets (e)............................        1.70%            2.01%            2.05%(f)
Ratio of net investment income to
  average daily net assets (e)..........        6.11%            5.39%            5.26%(f)
Portfolio turnover rate (excluding
  short-term securities)................        85.1%           125.2%           203.7%

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You can move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form.

SYSTEMATIC EXCHANGE: You can move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed

(added/deleted) at any time by submitting a request in writing or by completing a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You will receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining personal information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.7 billion in assets in addition to $2.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                         [ADVANTUS-TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48640 Rev. 5-1998